UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 20, 2014
Date of Report (Date of earliest event reported)

Amtech Systems, Inc.
(Exact name of registrant as specified in its charter)

Arizona	000-11412	86-0411215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

131 S. Clark Drive, Tempe, AZ		85281
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code		480 967-5146

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition.

On November 20, 2014, Amtech Systems, Inc. (the “Registrant”) conducted an earnings conference call relating to its fourth quarter and year-end results for fiscal 2014 (“2014 Results”). The earnings call was made available to the public via conference call and audio webcast through the website of the Registrant. The financial information included in the earnings call relating to the 2014 Results was also included in a press release issued by the Registrant on November 20, 2014. A copy of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information contained in this Current Report, including the accompanying Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K and shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this Current Report, including the accompanying exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections
11 and 12(a)(2) of the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 20, 2014.

Important Information For Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may deemed to be solicitation material in respect of the proposed merger between Amtech Systems, Inc. (“Amtech”) and BTU International, Inc. (“BTU”). In connection with the proposed merger, Amtech and BTU intend to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), containing a joint proxy statement/prospectus, relating to the proposed merger. Amtech and BTU also intend to file other relevant documents relating to the proposed merger with the SEC. The proposals for the proposed merger will be made solely through the joint proxy statement/prospectus. BTU AND AMTECH URGE INVESTORS AND SHAREHOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY EITHER PARTY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AMTECH, BTU AND THE PROPOSED MERGER.

Investors and shareholders of Amtech and BTU will be able to obtain the joint proxy statement/prospectus and other documents filed with the SEC free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by BTU will be available free of charge on the investor relations portion of the Company’s website at www.btu.com. Documents filed with the SEC by Amtech will be available free of charge on the investor relations portion of the Amtech website at www.amtechsystems.com.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of BTU or Amtech. BTU and its directors and executive officers, and Amtech and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of BTU and Amtech common stock in respect of the proposed merger and the transactions contemplated thereby. Information about the directors and executive officers of BTU is set forth in the proxy statement for BTU’s 2014 annual meeting of stockholders, which was filed with the SEC on April 14, 2014. Information about the directors and executive officers of Amtech is set forth in the proxy statement for Amtech’s 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014. Investors and shareholders can obtain more detailed information regarding the direct and indirect interests of BTU’s and Amtech’s directors and executive officers in the proposed merger by reading the joint proxy statement/prospectus and any other relevant documents filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date: November 20, 2014	By: /s/ Bradley C. Anderson
Name: Bradley C. Anderson
Title: Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 20, 2014.